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CNA LIFE RE

REINSURANCE AGREEMENT

EFFECTIVE

APRIL 1, 1999

BETWEEN

CONTINENTAL ASSURANCE COMPANY

AND

HARTFORD LIFE

& ANNUITY COMPANY

GUARANTEED MINIMUM DEATH BENEFIT
REINSURANCE AGREEMENT

CEDING COMPANY: HARTFORD LIFE & ANNUITY COMPANY
(hereinafter referred to as the "Ceding Company")
REINSURER: CONTINENTAL ASSURANCE COMPANY OF CHICAGO, ILLINOIS
(hereinafter referred to as "Continental")
EFFECTIVE DATE: April 1, 1999

Commencing on the effective date, the Ceding Company will submit and Continental agrees to accept, the Ceding Company's Guaranteed Minimum Death Benefit (GMDB)
risks as defined in Schedule B, the Accepted Coverage Schedule, subject to the provisions of this agreement.

TABLE OF CONTENTS

ARTICLES TITLE PAGE
----------------------------------------------------------------------
I Automatic reinsurance 3
II Reinsurance premiums and reporting 3
III Errors and omissions 5
IV Forms 5
V Claims 5
VI Recapture 7
VII Inspection of records 7
VIII Confidentiality 8
IX Insolvency 8
X Termination charge 9
XI Parties to the agreement 10
XII Duration of agreement 10
XIII Arbitration 10
XIV Currency 11
XV Choice of law and forum 11
XVI Dac tax 11
XVII Premium tax 12
XVIII Entire contract 12

SCHEDULES

A Automatic Acceptance Limits 15
B Accepted Coverage 17
C Premium Rates 18
D Reporting Format 19
E Sub-Accounts 20

ARTICLE I

AUTOMATIC REINSURANCE

1. Beginning with the effective date of this agreement, the Ceding Company will cede and Continental will accept, subject to the limits and conditions set forth in this Agreement and the Schedules attached thereto, reinsurance of the GMDB attached to the Variable Annuity Contracts listed in Schedule B. The GMDB reinsurance benefit is as described in the rider shown in Schedule A.

2. This agreement covers only the Ceding Company's liability on claims under
Variable Annuity Contracts that Continental has reviewed prior to issuance.
Approved GMDB forms, Variable Annuity Contracts and Annuity Contract Forms are
listed in Schedule B.

3. If the Ceding Company intends to cede to Continental liability with respect to a new annuity contract, or a revised version of an annuity contract where such revision effects the GMDB, it must provide Continental written notice of such intention together with a copy of the proposed annuity contract, or revision. Continental must approve all such additions/revisions in writing.
Continental will respond to the Ceding Company within thirty (30) days after receipt of the additions/revisions.

4. The Ceding Company will not change its existing published limits and rules relating to GMDB as stated in its prospectus in effect as of April 1, 1999.
Continental shall have no liability pursuant to revised limits and rules unless the Ceding Company provides written notice to Continental of such changes and
Continental provides written notice to the Ceding Company that such revised limits and rules are acceptable. Continental will respond to the Ceding Company within thirty (30) days after receipt of the changes.

ARTICLE II

REINSURANCE PREMIUMS AND REPORTING

1. REINSURANCE PREMIUMS

[REDACTED]

2. REINSURANCE REPORTING

A. Within 30 days from the close of the calendar month, the Ceding
Company will forward to Continental a statement or electronic medium reflecting the premiums due including any adjustments from the prior month. The Ceding Company will also remit a check for the balance due or will submit a request for payment of any net amount due from
Continental. No interest is payable on amounts paid within 30 days from the date the statement is prepared.

B. If the amounts described in this Article cannot be determined by said due dates on an exact basis, such payments will be made with a generally agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when they become available.

3. UNPAID PREMIUMS

A. If any reinsurance premium is not paid within the allotted time,
Continental may terminate the reinsurance on unpaid policies by giving the Ceding Company written notice. The Ceding Company will be liable for the payment of reinsurance premiums to the effective date of termination. Failure by Continental to exercise its right under this paragraph in any specific situation will not be a waiver of
Continental's right to do so at a later date.

B. Continental will reinstate the reinsurance at any time within sixty
(60) days following such termination if the Ceding Company makes payment, with interest, of all reinsurance premiums due and payable up to the date of reinstatement and provides full disclosure of all claims for which it has received notice between dates of termination and reinstatement. Continental will refund, with interest, any termination charge that was assessed against the due and unpaid policies at the time of reinstatement. Interest amounts will be calculated using the 7 year Constant Maturity Treasury rate reported for the last working day of that calendar month as reported in the
Federal Reserve H15 Report. Continental will be liable for
reinsurance on only those claims incurred by the Ceding Company between the dates of termination and reinstatement if the Ceding
Company disclosed at the time it requested reinstatement of such policies all claims for which it has received notice. All such claims will be subject to the claims provisions specified in Article V.

C. Balances remaining unpaid by either party for more than 30 days from the date due will incur interest retroactive from the due date of the balance to the date of actual payment. Interest amounts will be calculated using the 7 year Constant Maturity Treasury rate reported for the last working day of that calendar month as reported in the
Federal Reserve H15 Report.

4. OFFSET

Continental and the Ceding Company may exercise at any time the right to offset any undisputed debits or credits, liquidated or unliquidated, whether on account of premiums or on account of losses or otherwise, due from either party to the other under this agreement.

5. QUARTERLY RESERVE AND VALUATION INFORMATION

The reserve held by Continental for reinsurance of the variable annuity death benefit will be determined in accordance with the NAIC Actuarial Guideline
XXXIV, but in no event less than the required statutory reserve in the state of domicile of the Ceding Company or such other state in which it conducts business. If Continental is not an admitted reinsurer in all jurisdictions where the Ceding Company conducts business, Continental will purchase, at
Continental's expense, a Letter of Credit to enable the Ceding Company to take reinsurance credit appropriately for all liabilities under this Agreement.

6. SELF ADMINISTERED REPORTING REQUIREMENTS

The Ceding Company will not change its existing self administered reporting practices in effect on or after the effective date, unless the Ceding Company notifies Continental in writing and Continental approves of such changes. If the reporting practices of the Ceding Company deteriorate to the point that
Continental cannot properly administer the risks reinsured under this agreement, has been notified of such deterioration in writing by Continental and has not remedied such deterioration within 30 days of receipt of notice, then
Continental reserves the right to terminate this agreement within 15 business days of receiving the notice of non-remedy.

ARTICLE III
ERRORS AND OMISSIONS

This Agreement will not be abrogated by the failure of either the Ceding Company or Continental to comply with any of the terms of this Agreement if it is shown that said failure was unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Ceding Company or
Continental. Both parties will be returned to the position they would have occupied had no such oversight, misunderstanding or clerical error occurred.
This provision will cease five years after the termination of the last contract known to be reinsured under this agreement.

ARTICLE IV
FORMS

The Ceding Company will furnish Continental with any specimen copies of its applications, forms, and any tables of rates and values which may be required for the proper administration of the business reinsured under this agreement, and will keep Continental informed with proper documentation as to any modifications or new forms which would be required for the proper administration of reinsurance under this agreement.

ARTICLE V
CLAIMS

1. The Ceding Company is solely responsible for payment of its claims under the underlying Annuity Contracts identified in Schedule B.

2. The Ceding Company will determine the Guaranteed Minimum Death Benefit for each deceased annuitant and/or owner.

3. Claims are self administered.

4. The amount payable or paid on such claim, will be furnished to Continental when the claim payment is reported to Continental.

5. Continental will be liable to the Ceding Company for the benefits reinsured hereunder to the same extent as the Ceding Company is liable to the contractowner for such benefits, and all reinsurance will be subject to the terms and conditions of the contract under which the Ceding Company will be liable.

6. Continental will pay its share in a lump sum to the Ceding Company without regard to the form of claim settlement of the Ceding Company.

7. Continental agrees to pay to the Ceding Company a proportionate share of any interest paid out to the claimant by the Ceding Company. Continental's liability to pay interest will be discharged on the date that Continental issues payment to the Ceding Company.

8. Continental reserves the right to offset any claim payments in accordance with Article II - 4.

9. Claims remaining unpaid by Continental for more than 30 days after the receipt of final papers will incur interest calculated from that date using the
7 year Constant Maturity Treasury Rate as reported for the last working date of that month in the Federal Reserve H15 Report.

10. The Ceding Company will promptly notify Continental of its intention to contest benefits reinsured under this agreement or to assert defenses to a claim for such benefits. If Continental agrees to participate in the contest or assertion of defenses and the Ceding Company's contest of such benefits results in the reduction of its liability. Continental will share in such reduction in proportion to Continental's liability. If Continental declines to participate in the contest or assertion of defenses, Continental will discharge all of its liability by payment of the full amount of the reinsurance to the Ceding
Company.

11. Continental will pay its share of the unusual expenses of the contest in addition to its share of the claim itself. Routine expenses incurred in the normal settlement of uncontested claims, including interpleader cases, and the salary of an officer or employee of the Ceding Company, are excluded from this provision.

12. If Continental participates in the contest, in no event will Continental participate in punitive or compensatory damages which are awarded against the
Ceding Company as a result of an act, omission or course of conduct committed solely by the Ceding Company in connection with the benefits reinsured under this Agreement. Continental will, however, pay its share of statutory penalties awarded against the Ceding Company in connection with benefits reinsured under this Agreement if Continental elected to join in the contest of the coverage in question. The parties recognize that circumstances may arise in which equity would require Continental, to the extent permitted by law, to share proportionately in certain assessed damages. Such circumstances are difficult to define in advance, but generally would be those situations in which Continental was an active party and directed, consented to, or ratified the act, omission, or course of conduct of the Ceding Company which ultimately results in the assessment of punitive and/or compensatory damages. In such situations, the
Ceding Company and Continental would share such damages so assessed in equitable proportions. Routine expenses incurred in the normal settlement of uncontested claims, in the submission of interpleaders and the salary of an officer or employee of the Ceding Company are excluded from this provision.

13. For purposes of this provision, the following definitions will apply:

14. "Punitive Damages" are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute;

15. "Statutory Penalties" are those amounts which are awarded as a penalty, but fixed in amount by statute;

16. "Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as penalty, nor fixed in amount by statute.

ARTICLE VI
RECAPTURE PRIVILEGE

Recapture is not available.

ARTICLE VII
INSPECTION OF RECORDS

Continental will have the right, at any reasonable time, to inspect, at the office of the Ceding Company, all books, records and documents relating to the reinsurance under this Agreement.

ARTICLE VIII
CONFIDENTIALITY

Continental and the Ceding Company may come into the possession or knowledge of
Confidential Information of either party in fulfilling their obligations under this agreement. Continental and the Ceding Company agree to hold such information in confidence and to take all reasonable steps to ensure that such
Confidential Information is not disclosed in any form by any means by its employees or third parties of any kind, except by advance written authorization by an officer of Continental or the Ceding Company; provided however, that
Continental and the Ceding Company will be deemed to have satisfied their obligations as to the Confidential Information by protecting its confidentiality in the same manner that they would protect their own proprietary or confidential information of like kind which will be at least a reasonable manner or, if it is determined that such disclosure is necessary in order to avoid a violation or potential violation of legal obligations in accordance with the following:

1. If Continental or the Ceding Company, their employees, directors or advisers are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose Confidential Information, it will promptly notify the other party in writing. The party notified will promptly determine whether to contest such attempted discovery by legal means or to waive compliance by the notifying party with the terms of this Agreement. If, in the opinion of its counsel,
Continental or the Ceding Company is subject to contempt, sanction or other penalty for failure to disclose the requested Confidential Information. it may, without violating the terms of this Agreement, disclose only that portion of the
Confidential Information that counsel advises is legally required to be disclosed, provided that it exercises all reasonable efforts to preserve the confidentiality of such information, including, without limitation, by cooperating with Continental or the Ceding Company in obtaining a protective order or other reliable assurance that the Confidential Information will be protected from redisclosure, provided, however, that all expenses of such efforts (other than allocated costs of home office employees at such location)
shall be borne by the party whose confidential information is sought to be disclosed.

2. Confidential Information means any and all information acquired by
Continental or the Ceding Company prior or subsequent to the execution of this
Agreement with the exception of the following:

- Information readily available in the public domain; or

- Information acquired from sources other than the other party.

ARTICLE IX
INSOLVENCY

1. In the event of insolvency of either the Ceding Company or Continental, any debits or credits due the other party, whether matured or unmatured, under this agreement or any other agreement, which exists on the date of the entry of a receivership or liquidation order, shall be deemed mutual debits or credits as the case may be and shall be offset and only the balance shall be allowed or paid.

2. In the event of insolvency of the Ceding Company, Continental's liability for claims will continue to be in accordance with the terms of the agreement.
Payment of reinsurance claims less any reinsurance premiums due Continental will be made directly to the liquidator, receiver or statutory successor of the
Ceding Company without diminution because of the insolvency of the Ceding
Company.

3. In the event of insolvency of the Ceding Company, the liquidator, receiver or statutory successor will give Continental written notice of any pending claim and Continental may, at its own expense, investigate the claim and interpose any defense which it deems appropriate to the Ceding Company or its liquidator, receiver or statutory successor. If the Ceding Company benefits from the defense by Continental, an equitable share of the expenses incurred by the Continental will be chargeable to the Ceding Company as part of the expense of liquidation.

4. The Continental's liability will not increase as a result of the insolvency of the Ceding Company.

5. In the event of the insolvency of Continental as determined by the Illinois
Department of Insurance, the liability of Continental shall not terminate but shall continue with respect to the reinsurance ceded to Continental by the ceding company prior to the date of such insolvency, and the Ceding Company shall have a security interest in any and all sums held by or under deposit in the name of Continental.

6. If the event in paragraph 5 above occurs, Continental shall have the right within sixty (60) days of the date of notification to the Ceding Company that the Illinois Department of Insurance determined the insolvency of Continental to transfer all new and existing reinsurance ceded and all rights and obligations under this Agreement to another reinsurer, subject to approval of the reinsurer by the Ceding Company, and upon terms and conditions acceptable to the Ceding
Company. The Ceding Company shall not withhold its approval unreasonably and it is understood that the terms and conditions of this Agreement shall be acceptable to the Ceding Company for purposes of such transfer. In the event that Continental is unable to effect such transfer, upon expiration of the applicable notice period all new and existing reinsurance ceded under this
Agreement may terminate and be recaptured, as elected by the Ceding Company.

ARTICLE X
TERMINATION CHARGE

If Continental exercises its rights to terminate all new and existing inforce reinsurance on unpaid policies as stipulated in Article II-3 an appropriate charge will be determined by, and paid to, Continental. Such termination charge will be equal to one prior year's premium on the unpaid policies measured from the date of termination.

ARTICLE XI
PARTIES TO THE AGREEMENT

This is an Agreement for indemnity reinsurance solely between the Ceding Company and Continental. The acceptance of reinsurance hereunder will not create any right or legal relation whatsoever between Continental and any annuitant, contractowner or any beneficiary under any contracts of the Ceding Company which may be reinsured hereunder.

ARTICLE XII
DURATION OF AGREEMENT

1. This Agreement will be effective on and after the Effective Date stated on the cover page. Other than for nonpayment of reinsurance premiums and/or failure to comply with reporting requirements, the Agreement is unlimited in duration but may be amended by mutual consent of the Ceding Company and Continental.

2. This Agreement may be terminated as to new reinsurance by either party's giving ninety (90) days written notice to the other, effective one year after date of this agreement.

ARTICLE XIII
ARBITRATION

1. It is the intention of Continental and the Ceding Company that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If Continental or the Ceding
Company cannot mutually resolve a dispute which arises out of or relates to this
Agreement, however, the dispute will be decided through arbitration.

2. Disagreements between Continental and the Ceding Company will be submitted to three arbitrators who must be current or former officers of other life insurance companies. Within sixty (60) days of the date of notice of the intent to submit the dispute to arbitration, Continental and the Ceding Company will each appoint one arbitrator and the third will be selected by these two arbitrators. If agreement cannot be reached on the selection of the third arbitrator, each arbitrator will nominate three (3) candidates within ten (10)
days thereafter, two of whom the other will decline, and the decision will be made by drawing lots.

3. The arbitrators will base their decision on the terms and conditions of this
Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal from their decision, and any court having jurisdiction of the subject matter and the parties may reduce that decision to judgment.

4. The arbitration hearing will be held on the date fixed by the arbitrators.
In no event will this date be later than six (6) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish prearbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearings, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments it will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning
it. The party initiating the arbitration will have the burden of proving its case by a preponderance of the evidence. Each party may examine any witnesses who testify at the arbitration hearing. Within twenty (20) days after the end of the arbitration hearing, the arbitrators will issue a written decision. In their decision, the arbitrators will apportion the costs of arbitration, which will include but not be limited to their own fees and expenses, as they deem appropriate.

ARTICLE XIV
CURRENCY

All currency will be payable in United States dollars.

ARTICLE XV
CHOICE OF LAW AND FORUM

Illinois law will govern the terms and conditions of the Agreement. In the case of an arbitration, the arbitration hearing will take place in Chicago, Illinois, and the Uniform Arbitration Act will control except as provided in Article XIII.

ARTICLE XVI
DAC TAX ELECTION STATEMENT

1. The Ceding Company and Continental hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under
Section 848 of the Internal Revenue Code of 1986, as amended. This election will be effective June 1, 1999 and all subsequent taxable years for which this agreement remains in effect.

2. The term "party" will refer to either the Ceding Company or Continental as appropriate.

3. The terms used in this article are defined by reference to Regulation
1.848-2 in effect December 1992.

4. The party with net positive consideration for this agreement for each taxable year will capitalize specified IRS contract acquisition expenses with respect to this agreement without regard to the general deductions limitation of
Section 848(c)(1).

5. Both parties agree to exchange information pertaining to the amount of net consideration under this agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

6. Continental will submit a schedule to the Ceding Company by February 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement stating that Continental will report such net consideration in its tax return for the preceding calendar year.

7. The Ceding Company may contest such calculation by providing an alternative calculation to Continental within 30 days of the Ceding Company's receipt of
Continental's calculation. If the Ceding Company does not so notify Continental,
Continental will report the net consideration as determined by Continental in
Continental's tax return for the previous calendar year.

8. If the Ceding Company contests Continental's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date the Ceding Company submits its alternative calculation. If the Ceding Company and Continental reach agreement on an amount of the net consideration, each party will report such amount in their respective tax returns for the previous calendar year.

ARTICLE XVII
PREMIUM TAX

Continental will not be responsible for any taxes incurred now or in the future, directly or indirectly, by the Ceding Company or its affiliated companies.

ARTICLE XVIII
ENTIRE CONTRACT

1. This agreement will constitute the entire agreement between the parties with respect to the business being reinsured thereunder and that there are no understandings between the parties other than in the agreement.

2. Any changes or modifications to the agreement will be null and void unless made by amendment to the agreement and signed by both parties.

Signed for Continental: Continental Assurance Company of
Chicago, Illinois

By: /s/ [ILLEGIBLE] Attest:
------------------------------
Senior Vice President, Assistant Secretary
Life Reinsurance

Date of Signatures:

Signed for the Ceding Company: Hartford Life & Annuity Company

By: /s/ [ILLEGIBLE] Attest: /s/ [ILLEGIBLE]
------------------------------ ------------------------------
Title: [ILLEGIBLE] Title: [ILLEGIBLE]

Date of Signatures:

SCHEDULES

SCHEDULE A AUTOMATIC ACCEPTANCE LIMITS
SCHEDULE B ACCEPTED COVERAGES
SCHEDULE C PREMIUM RATES
SCHEDULE D REPORTING FORMAT
SCHEDULE E SUB-ACCOUNTS

SCHEDULE A

AUTOMATIC ACCEPTANCE LIMITS

GUARANTEED MINIMUM DEATH BENEFITS (GMDB)

The GMDB reinsured hereunder is provided on all new Directors series and Putnam,
Dean Witter & Leaders series deferred variable annuity contracts. The GMDB reinsured under the terms of this Agreement is described in the attached copies of the GMDB Contracts. Such forms are listed in Schedule B of this agreement.
Continental will reinsure [REDACTED] all new deferred variable annuity contracts until the exhaustion of the capacity.

The guaranteed minimum death benefit (GMDB) during the accumulation period for death prior to age 81 will be the greatest of:

1) The Contract Value on the date notification of Due Proof of Death is received;

2) Total premium payments, reduced by the total gross partial surrenders;

3) The Maximum Anniversary Value, as defined below:

Prior to the 81st birthday, the Maximum Anniversary Value is equal to the greatest Anniversary Value for each contract anniversary prior to the 81st birthday, determined as of the date notification of Due Proof of Death is received. The Anniversary Value is equal to the Contract Value as of a
Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

After age 81, the Maximum Anniversary Value is the Maximum Anniversary
Value established at age 81, increased by premiums after age 81 and reduced by gross partial surrenders after age 81.

For issue age 81 through 85, the guaranteed minimum death benefit is the greater of items (1) and (2) as described above.

For both the Hartford's Director seven year surrender charge series of variable annuities, and proprietary versions thereof and Hartford's Putnam, Dean Witter and Leaders seven year surrender charge series of variable annuities.
Continental will reinsure the excess of the above defined minimum death benefits over the surrender value.

In the event of lapse or other contract termination, prior to the death, no benefit will be payable under this coverage.

If the attached GMDB rider forms differ from the above description because of state or jurisdiction variations, the rider forms will be taken as the correct definition of the GMDB.

CAPACITY

[REDACTED]

SCHEDULE B

ACCEPTED COVERAGES

Annuity accounts allocated to the variable annuity contract forms shown below as governed by the prospectus in effect on April 1, 1999.

The following flexible premium variable annuity contract forms are included in this agreement:

Contract LA-VA99
Contract ILA-VA94
Contract ILADW-VA94

And such other state specific versions as may be required by the states in which the company conducts business.

SCHEDULE C

PREMIUM RATE SCHEDULE

The Adjusted Aggregate Contract Value is the sum of the Contract Values in all
of the Ceding Company's variable annuities contracts subject to this Agreement minus Contract Values attributable to amounts in excess of the maximum purchase amounts as described in Article II-1.

The premium is a flat basis point charge applied to Adjusted Aggregate Contract
Value.

DIRECTORS SERIES:

Issue Ages Cost of Reinsurance
0 - 85 [REDACTED]

PUTNAM, DEAN WITTER & LEADERS SERIES:

Issue Ages Cost of Reinsurance
0 - 85 [REDACTED]

The Average Monthly Aggregate Contract Value is defined as beginning of month
Adjusted Aggregate Contract Value plus end of month Adjusted Aggregate Contract
Value, divided by two.

The premium rate is guaranteed for the life of the contract, with the following caveat. If the benefits or charges to the contractholder are changed (including contract charges, M&E charges, and administrative fees), Continental reserves the right to adjust the premium rates by an amount which reflects the change(s)
made to the contract. Fund management fees are allowed to fluctuate.

Subject to ninety days (90) written notice, Continental reserves the right to adjust premium rates for contracts with an effective date of April 1, 2000 and later.

SCHEDULE D

REPORTING FORMAT

Within 30 days after the end of each calendar month, the Ceding Company will furnish Continental two electronic and summarized paper reports for the reinsurance account, valued as of the last day of that month. The electronic reports will be submitted in a format that is acceptable to both Continental and the Ceding Company. The reports will indicate for all inforce annuitants the following information:


FIELD # FIELD NAME DESCRIPTION
--------------------------------------------------------------------------------
1 Report Date Report date is the last day of the reporting month (mm/dd/yyyy)
2 Direct Writing Company Name of your company
3 Contract Number Policy or contract number
4 Contractholder Name of the contractholder (last name MI first name)
5 Current Age Age of the contractholder as of the report date
6 Issue Date Date of the contract issued (mm/dd/yyyy)
7 Sex Gender of the contractholder (M or F)
8 Plan Code Z6102 -- Directors Series -- annual ratchet
Z6104 -- Putnam, Dean Witter, and
Leaders Series -- annual ratchet
9 Current Ratchet Value Ratchet value as of the report date ($xx.xx)
10 Current Guaranteed Minimum GMDB as of the report date ($xx.xx)
Death Benefit
11 Current Total Contract Value Total contract value as of the report date ($xx.xx)
12 Current Contract Value by Fund Contract value by individual fund as of the report date. The sum of
Field 12 should equal Field 11. ($xx.xx)
13 Total Death Benefits Paid Total death benefits paid for this reporting month ($xx.xx)
14 Death Benefits Paid by Death benefits paid by CNA for this Continental reporting month ($xx.xx)
15 Total Death Benefits Due and Total death benefits due and unpaid
Unpaid for this reporting month ($xx.xx)
16 Death Benefits Due and Unpaid Death benefits due and unpaid by by Continental CNA for this reporting month
($xx.xx)
17 Current Premium Premium paid in this reporting month ($xx.xx)
18 ITD Premium Premium paid since inception ($xx.xx)
19 Current Withdrawal Amount Total withdrawal amount in this reporting month ($xx.xx)
20 ITD Withdrawal Amount Total withdrawal amount since inception ($xx.xx)


SCHEDULE E

ELIGIBLE PORTFOLIOS FOR CONTRACT VALUES

1. SEPARATE ACCOUNT SUB-ACCOUNTS

THE DIRECTOR VARIABLE ANNUITIES

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Advisers Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Evergreen Foundation Fund
Evergreen Omega Fund
Evergreen Special Equity Fund
Evergreen VIP Perpetual International Fund
Evergreen VIP Capital Growth Fund
Evergreen VIP Growth Fund
Nations Balanced Assets Fund
Nations Disciplined Equity Fund
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Value Fund
Nations Marsico Growth and Income Fund
Nations Marsico Focused Equities Fund
Salomon Brothers Variable Capital Fund
Salomon Brothers Variable Total Return Fund

THE DIRECTOR VARIABLE ANNUITIES (CONTINUED)

Salomon Brothers Variable Investors Fund
Salomon Brothers Variable High Yield Bond Fund
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund

PUTNAM HARTFORD VARIABLE ANNUITIES

Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES (CONTINUED)

Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Equity Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt Fund
Morgan Stanley Dean Witter Universal Emerging Markets Equity Fund
Morgan Stanley Dean Witter Universal Fixed Income Fund
Morgan Stanley Dean Witter Universal Active International Allocation Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund

LEADERS VARIABLE ANNUITIES

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments Fund
Franklin Templeton Mutual Shares Securities Fund
Franklin Templeton Asset Allocation Fund
Franklin Templeton Developing Markets Fund
Franklin Templeton Global Growth Fund
Franklin Templeton International Fund
Hartford Money Market Fund

LEADERS VARIABLE ANNUITIES (CONTINUED)

MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return

2. GENERAL ACCOUNT

Fixed Account

AMENDMENT NO. 1
TO
GUARANTED MINIMUM DEATH BENEFIT AGREEMENT
DATED
APRIL 1, 1999

CEDING COMPANY: Hartford Life & Annuity Insurance Company

REINSURER: Continental Assurance Company of Chicago, IL

REINSURANCE AGREEMENT EFFECTIVE: April 1, 1999

EFFECTIVE DATE OF AMENDMENT: June 1, 2000

Commencing on the effective date indicated above, Schedule A, C and E of the original agreement will be replaced by the attached revised Schedules.

This Amendment is part of the Reinsurance Agreement. All provisions in the
Reinsurance Agreement will apply, except those specifically modified by this
Amendment.

Signed for the Reinsurer: Continental Assurance Company of
Chicago, Illinois

By: Attest:
---------------------------- -----------------------------
President -- COO Assistant Vice President
CNA Life Re

Date of Signatures:

Signed for the Ceding Company: Hartford Life & Annuity Insurance
Company

By: /s/ [ILLEGIBLE] Attest: /s/ [ILLEGIBLE]
---------------------------- -----------------------------
Title: Vice President & Director Title: Vice President & Corporate
Actuary

Date of Signatures: December 20, 2000

SCHEDULE A

AUTOMATIC ACCEPTANCE LIMITS

GUARANTEED MINIMUM DEATH BENEFITS (GMDB)

The GMDB reinsured hereunder is provided on all new Directors series and Putnam,
Dean Witter & Leaders series deferred variable annuity contracts. The GMDB reinsured under the terms of this Agreement is described in the attached copies of the GMDB Contracts. Such forms are listed in Schedule B of this agreement.
Continental will reinsure [REDACTED] all new deferred variable annuity contracts until the exhaustion of the capacity.

The guaranteed minimum death benefit (GMDB) during the accumulation period for death prior to age 81 will be the greatest of:

1) The Contract Value on the date notification of Due Proof of Death is received;

2) Total premium payments, reduced by the total gross partial surrenders;

3) The Maximum Anniversary Value, as defined below:

Prior to the 81st birthday, the Maximum Anniversary Value is equal to the greatest Anniversary Value for each contract anniversary prior to the 81st birthday, determined as of the date notification of Due Proof of Death is received. The Anniversary Value is equal to the Contract
Value as of a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.

After age 81, the Maximum Anniversary Value is the Maximum Anniversary
Value established at age 81, increased by premiums after age 81 and reduced by gross partial surrenders after age 81.

For issue age 81 through 85, the guarantee minimum death benefit is the greater of items (1) and (2) as described above.

For both the Hartford's Director seven year surrender charge series of variable annuities, and proprietary versions thereof and Hartford's Putnam, Dean Witter and Leaders seven year surrender charge series of variable annuities.
Continental will reinsure the excess of the above defined minimum death benefits over the surrender value.

In the event of lapse or other policy termination, prior to death, no benefit will be payable under this coverage.

If the attached GMDB rider forms differ from the above description because of state or jurisdiction variations, the rider forms will be taken as the correct definition of the GMDB.

CAPACITY

[REDACTED]

SCHEDULE C

PREMIUM RATE SCHEDULE

The Adjusted Aggregate Contract Value is the sum of the Contract Values in all
of the Ceding Company's variable annuities contracts subject to this Agreement minus Contract Values attributable to amounts in excess of the maximum purchase amounts as described in Article II-1.

The premium is a flat basis point charge applied to Adjusted Aggregate Contract
Value.

DIRECTORS SERIES:


COST OF REINSURANCE
ISSUE AGES ANNUAL MONTHLY
-----------------------------------------------------
0 - 49 [REDACTED] [REDACTED]
50 - 59 [REDACTED] [REDACTED]
60 - 69 [REDACTED] [REDACTED]
70 - 79 [REDACTED] [REDACTED]
80+ [REDACTED] [REDACTED]


PUTNAM, DEAN WITTER & LEADERS SERIES:


COST OF REINSURANCE
ISSUE AGES ANNUAL MONTHLY
-----------------------------------------------------
0 - 49 [REDACTED] [REDACTED]
50 - 59 [REDACTED] [REDACTED]
60 - 69 [REDACTED] [REDACTED]
70 - 79 [REDACTED] [REDACTED]
80+ [REDACTED] [REDACTED]


The Average Monthly Aggregate Contract Value is defined as beginning of month
Adjusted Aggregate Contract Value plus end of month Adjusted Aggregate Contract
Value, divided by two.

The premium rate is guaranteed for the life of the policy, with the following caveat. If the benefits or charges to the policyholder are changed (including contract changes, M&E charges, and administrative fees), Continental reserves the right to adjust the premium rates by an amount which reflects the change(s)
made to the contract. Fund management fees are allowed to fluctuate.

Subject to ninety days (90) written notice, Continental reserves the right to adjust premium rates for contracts with an effective date of Junel, 2001 and later.

SCHEDULE E

ELIGIBLE PORTFOLIOS FOR ACCOUNT VALUES

1. SEPARATE ACCOUNT SUB-ACCOUNTS

THE DIRECTOR VARIABLE ANNUITIES

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Advisers Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund
Hartford Global Technology Fund
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Evergreen Perpetual International Fund
Evergreen Growth Fund
Evergreen Omega Fund
Evergreen Special Equity Fund
Evergreen Foundation Fund
Evergreen Capital Growth Fund
Salomon Capital Fund
Salomon Investors Fund
Salomon Total Return Fund
Salomon High Yield Fund
First American International Portfolio
First American Large Cap Growth Portfolio
First American Technology Fund

THE DIRECTOR VARIABLE ANNUITIES (CONTINUED)

Armada Advantage Mid-Cap Growth Fund
Armada Advantage International Equity Fund
Armada Advantage Equity Growth Fund
Mentor VIP Capital Growth Fund
Nations Balanced Assets Fund
Nations Aggressive Growth Fund
Nations International Growth Fund
Nations Managed Index Fund
Nations Small Cap Index Fund
Nations Value Fund
Nations Marsico Growth and Income Fund
Nations Marsico Focused Equities Fund
Nations High Yield Fund
Nations International Fund
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund

PUTNAM HARTFORD VARIABLE ANNUITIES

Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Bostong
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market

PUTNAM HARTFORD VARIABLE ANNUITIES (CONTINUED)

One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Investors Fund
Salomon Total Return Fund
Salomon High Yield Fund

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund

LEADERS VARIABLE ANNUITIES

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments Fund
Franklin Templeton Mutual Shares Securities Fund
Franklin Templeton Asset Allocation Fund
Franklin Templeton Developing Markets Fund
Franklin Templeton Global Growth Fund
Franklin Templeton International Fund
Hartford Money Market Fund

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES (CONTINUED)

MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return

2. GENERAL ACCOUNT

Fixed Account

AMENDMENT #2

to the

GUARANTEED MINIMUM DEATH BENEFIT REINSURANCE AGREEMENT

Between

HARTFORD LIFE & ANNUITY INSURANCE COMPANY
SIMSBURY, CONNECTICUT
(hereinafter called the Ceding Company)

and

MUNICH AMERICAN REASSURANCE COMPANY
ATLANTA, GEORGIA
(hereinafter called MARC)
Treaty ID: 2105

Whereas the Ceding Company and MARC (collectively, the "Parties") acknowledge that the fund changes detailed herein have been administered under the Agreement since May 1, 2009, but have not previously been memorialized in any formal amendment to the Agreement. The Parties now wish to execute this amendment replacing all prior agreements and understandings.

Amendment 1 Schedule E is replaced in its entirety with the attached Schedule E to reflect the most current fund changes.

All other provisions of the Agreement not in conflict with the terms and conditions of this amendment shall continue to apply.

This amendment will be attached to and form a part of the Guaranteed Minimum
Death Benefit Reinsurance Agreement effective April 1,1999 between the Ceding
Company and MARC.

[LOGO]
MARC
MUNICH RE GROUP

1

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE INSURANCE AND ANNUITY COMPANY
TREATIES DATED APRIL 1,1999
INVESTMENT FUNDS
EFFECTIVE: MAY 1, 2009

Investment Fund Options under contract types reinsured under this agreement are as follows:
a.) Fixed Account (available under all reinsured contract forms)
b.) Separate Accounts as listed below (listed by product chassis)
Director Variable Annuity Series
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. High Yield Fund
AllianceBernstein VP Growth and Income Portfolio
AllianceBernstein VPS Intermediate Bond Portfolio
BB&T Capital Manager Equity VIF Fund
BB&T Large Cap VIF Fund
BB&T Mid Cap Growth VIF Fund
BlackRock Global Growth V.I. Fund
BlackRock Large Cap Growth Fund
Columbia Asset Allocation Fund
Columbia High Yield Fund
Columbia Large Cap Value Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Mid Cap Growth Fund
Columbia Small Company Growth Fund
Evergreen VA Diversified Capital Builder Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund
Hartford Advisers HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Equity Income HLS Fund
Hartford Fundamental Growth Fund
Hartford Global Advisers HLS Fund
Hartford Global Equity HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Health HLS Fund (closed to new deposits, eff. 8/16/2004)
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford High Yield HLS Fund
Hartford Index HLS Fund
Hartford International Growth HLS Fund
Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund
Hartford Large Cap Growth HLS Fund
Hartford MidCap HLS Fund
Hartford MidCap Growth HLS Fund
Hartford MidCap Value HLS Fund (closed to new deposits, eff. 8/16/2004)
Hartford Money Market HLS Fund

Hartford Mortgage Securities HLS Fund (eB. 9/29/2008, merged into the Hartford
U.S. Government Securities HLS Fund)
Hartford Small Company HLS Fund
Hartford Small-Cap Growth HLS Fund
Hartford Small Cap Value HLS Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford US Government Securities HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS Fund

1

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE INSURANCE AND ANNUITY COMPANY
TREATIES DATED APRIL 1, 1999
INVESTMENT FUNDS
EFFECTIVE: MAY 1, 2009

Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Marco 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgages Securities Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
Legg Mason Partners Variable All Cap Value Fund
Legg Mason Partners Variable Global High Yield Bond Portfolio
Legg Mason Partners Variable Investors Fund
Legg Mason Partners Variable Total Return Fund
Pioneer Fund VCT Portfolio
Pioneer Oak Ridge Large Cap Growth VCT Portfolio (eff 4-23-09, this fund will hard close. On 4-24-09, any money in this fund will be transferred via a mass exchange into the Hartford HLS Money Market Fund).
Pioneer Value VCT Portfolio
Prudential 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential Value Portfolio
SP William Blair International Growth Portfolio
UBS Series Trust -- U.S. Allocation Portfolio (Eff 4-23-09, this fund will hard close. On 4-24-09, any money in this fund will be transferred via a mass exchange into the Hartford HLS Money Market Fund).
Victorv Diversified Stock Fund
Wells Fargo Advantage VT Asset Allocation Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund
Wells Fargo Advantage VT Discovery Fund
Wells Fargo Advantage VT Equity Income Fund
Wells Fargo Advantage VT International Core Fund
Wells Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Money Market Fund
Wells Fargo Advantage VT Multi Cap Value Fund
Wells Fargo Advantage VT Opportunity Fund
Wells Fargo Advantage VT Small Cap Growth Fund
Wells Fargo Advantage VT Total Return Bond Fund

2

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE INSURANCE AND ANNUITY COMPANY
TREATIES DATED APRIL 1, 1999
INVESTMENT FUNDS
EFFECTIVE: MAY 1, 2009

HARTFORD LEADERS VARIABLE ANNUITY SERIES
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Demographics Trends Fund
AIM V.I. Government Securities Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Small Cap Equity Fund
American Funds Assets Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Global Bond Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
BlacKRock Global Growth V.I. Fund
BlacKRock Large Cap Growth Fund
Franklin Flex Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund (closed to new deposits eff.
5/1/2002)
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Value Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Funds
Hartford Money Market HLS Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Marco 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgages Securities Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
MFS Core Equity Series (eff. 3/10/2008, closed to new deposits)
MFS Growth Series
MFS Global Equity Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Mid-Cap Growth Series
MFS New Discovery Series

MFS Research Bond Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Prudential 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential Value Portfolio
SP William Blair International Growth Portfolio
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund (closed to new deposits, eff. 1/24/2003)
Templeton Growth Securities Fund

3

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE INSURANCE AND ANNUITY COMPANY
TREATIES DATED APRIL 1, 1999
INVESTMENT FUNDS
EFFECTIVE: MAY 1, 2009

MORGAN STANLEY VARIABLE ANNUITY SERIES
Hartford Select Leaders Variable Annuity added as of July 24, 2000
American Funds Global Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
Franklin Small Cap Value Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Funds
MFS Core Equity Series (eff. 3/10/2008, closed to new deposits)
MFS Growth Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Total Return Series
Morgan Stanley Balanced Portfolio
Morgan Stanley Capital Opportunities Portfolio
Morgan Stanley Mid Cap Growth
Morgan Stanley Dividend Growth Portfolio
Morgan Stanley Equally Weighted S&P 500 Portfolio
Morgan Stanley Flexible Income Portfolio
Morgan Stanley Focus Growth Portfolio
Morgan Stanley Global Equity (Eff 4-23-09, the Morgan Stanley Global Equity
Portfolio will hard close. Eff 4-24-09, any money will be transferred mass exchange into theHartford HLS Money Market Fund or the Morgan Stanley Money
Market Portfolio).
Morgan Stanley Capital Growth
Morgan Stanley Money Market Portfolio
Morgan Stanley Global Infrastructure Portfolio Eff 11-10-08. (Formerly Morgan
Stanley Utilities Portfolio).
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
UIF Core Plus Fixed Income Portfoliio
UIF Emerging Markets Debt Portfolio
UIF Emerging Markets Equity Portfolio
UIF Equity and Income Portfolio
UIF Global Franchise Portfolio
UIF High Yield Portfolio
UIF Small Company Growth Portfolio
UIF U.S. MidCap Value Portfolio
Van Kampen LIT Mid Cap Growth Portfolio
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Enterprise Portfolio (Eff 4-23-09, this fund will hard close. On
4-24-09, any money in this fund will be transferred via a mass exchange into the
Morgan Stanley Money Market Portfolio).
Van Kampen LIT Growth and Income Portfolio
Van Kampen LIT Capital Growth Portfolio

4

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE INSURANCE AND ANNUITY COMPANY
TREATIES DATED APRIL 1, 1999
INVESTMENT FUNDS
EFFECTIVE: MAY 1,2009

Select Dimensions Variable Annuity -- replaced by Select Leaders 7/24/00
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
Franklin Small Cap Value Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Funds
MFS Core Equity Series (eff. 3/10/2008, closed to new deposits)
MFS Growth Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Total Return Series
Morgan Stanley Balanced Portfolio
Morgan Stanley Capital Opportunities Portfolio
Morgan Stanley Mid Cap Growth
Morgan Stanley Dividend Growth Portfolio
Morgan Stanley Equally Weighted S&P 500 Portfolio
Morgan Stanley Flexible Income Portfolio
Morgan Stanley Focus Growth Portfolio
Morgan Stanley Global Equity (Eff 4-23-09, the Morgan Stanley Global Equity
Portfolio will hard close, Eff 4-24-09, any money will be transferred mass exchange into the Hartford HLS Money Market Fund or the Morgan Stanley Money
Market Portfolio).
Morgan Stanley Capital Growth
Morgan Stanley Money Market Portfolio
Morgan Stanley Global Infrastructure Portfolio Eff 11-10-08. (Formerly Morgan
Stanley Utilities Portfolio).
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
UIF Core Plus Fixed Income Portfolio
UIF Emerging Markets Debt Portfolio
UIF Emerging Markets Equity Portfolio
UIF High Yield Portfolio
UIF U.S. MidCap Value Portfolio
Van Kampen LIT Enterprise Portfolio (Eff 4-23-09, this fund will hard close. On
4-24-09, any money in this fund will be transferred via a mass exchange into the
Morgan Stanley Money Market Portfolio).
Van Kampen LIT Growth and Income Portfolio

5

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY AND HARTFORD LIFE INSURANCE AND ANNUITY COMPANY
TREATIES DATED APRIL 1, 1999
INVESTMENT FUNDS
EFFECTIVE: MAY 1,2009

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
JP Morgan Insurance Trust Mid Cap Value Portfolio 1
JP Morgan Insurance Trust Core Bond Portfolio 1.
JP Morgan Insurance Trust Diversified Equity Portfolio 1 (eff 5-1-09, this fund will be renamed to JP Morgan Insurance Trust U.S. Equity portfolio).
JP Morgan Insurance Trust Intrepid Growth Portfolio
JP Morgan Insurance Trust Intrepid Mid Cap Portfolio 1
Legg Mason Partners Variable All Cap Value Fund
Legg Mason Partners Variable Global High Yield Bond Portfolio
Legg Mason Partners Variable Investors Fund
Legg Mason Partners Variable Total Return Fund
Putnam VT American Government Income Fund
Putnam VT Capital Appreciation Fund (eff 2-13-09 -- All assets in the Putnam
Capital Appreciation Fund will be merged into the Putnam Investors Fund.)
Putnam VT Capital Opportunities Fund
Putnam VT Discovery Growth Fund (eff 2-13-09 -- All assets in the Putnam
Discovery Growth Fund will be merged into the Putnam New Opportunities
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund (eff 2-15-09 -- The Putnam VT Health Sciences
Fund Class IA/IB will be renamed to the Putnam VT Global Health Care Fund Class
IA/IB).
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund (eff 2-13-09 -- All assets in the Putnam New Value Fund will be merged into the Putnam Equity Income Fund.)
Putnam VT OTC & Emerging Growth Fund (eff 2-13-09 -- All assets in the Putnam
OTC & emerging Growth Fund will be merged into the Putnam Vista
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Utilities Growth and Income Fund (eff 2-15-09, The Putnam VT Utilities
Growth and Income Fund class IA/IB will be renamed to the Putnam VT Global
Utilities Fund Class IA/IB).
Putnam VT Vista Fund
Putnam VT Voyager Fund

6

In witness whereof, the said Hartford Life and Annuity Insurance Company and the said Munich American Reassurance Company, Atlanta, Georgia, have by their respective officers executed and delivered this addendum in duplicate.

HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY

By /s/ [ILLEGIBLE]
------------------------------
Title: Vice President and Actuary
Attest /s/ [ILLEGIBLE] Date 10/05/09
------------------------------

MUNICH AMERICAN REASSURANCE COMPANY

By /s/ [ILLEGIBLE]
------------------------------
Title: Associate Actuary
Attest /s/ [ILLEGIBLE] Date [ILLEGIBLE]/8/2009
------------------------------

[LOGO]
MARC
MUNICH RE GROUP

2

[LOGO]
MUNICH RE

Amendment #3
Effective March 31, 2010

to the

GUARANTEED MINIMUM DEATH BENEFIT REINSURANCE AGREEMENT
(the "Agreement")

Between

HARTFORD LIFE & ANNUITY INSURANCE COMPANY
SIMSBURY, CONNECTICUT
(the "Ceding Company")

and

MUNICH AMERICAN REASSURANCE COMPANY
ATLANTA, GEORGIA
("MARC")

Agreement Effective Date April 1, 1999

Treaty ID: 2105

This Agreement shall be amended as follows:

Schedule E is hereby replaced in its entirety with the attached Schedule E to reflect the fund changes as of March 31, 2010.

All other provisions of the Agreement not in conflict with the terms and conditions of this amendment shall continue to apply.

This amendment will be attached to and form a part of the Agreement.

TREATY NO. 2105
AMENDMENT NO. 3 MUNICH AMERICAN REASSURANCE COMPANY

1

[LOGO]
MUNICH RE

In witness whereof, Hartford Life and Annuity, Simsbury, Connecticut and the
Munich American Reassurance Company, Atlanta, Georgia, have by their respective officers executed and delivered this amendment in duplicate.

HARTFORD LIFE & ANNUITY INSURANCE
COMPANY

By /s/ [ILLEGIBLE]
------------------------------
Title: Vice President & Actuary
Attest /s/ [ILLEGIBLE] Date 6/24/10
------------------------------

MUNICH AMERICAN REASSURANCE COMPANY

By /s/ [ILLEGIBLE]
------------------------------
Title: [ILLEGIBLE]
Attest /s/ [ILLEGIBLE] Date June 22, 2010
------------------------------

TREATY NO. 2105
AMENDMENT NO. 3 MUNICH AMERICAN REASSURANCE COMPANY

2

Schedule E
Hartford Life Insurance Company (HLIC) and Hartford Life Insurance and Annuity
Company (HLIAC)
Treaties Dated April 1, 1999 Munich Re TIDs: 2104 (HLIC) and T2105 (HLIAC)
Investment Funds
Effective Date: March 31, 2010

Investment Fund Options under contract types reinsured under this agreement are as follows:

a.) Fixed Account (available under all reinsured contract forms)

b.) Separate Accounts as listed below (listed by product chassis)

Director Variable Annuity Series

AIM V.I. Capital Appreciation Fund
AIM V.I. Core equity Fund
AIM V.I. High Yield Fund
AllianceBernstein VP Growth and Income Portfolio
AllianceBernstein VPS Intermediate Bond Portfolio
BB&T Capital Manager Equity VIF Fund
BB&T Large Cap VIF Fund
BB&T Mid Cap Growth VIF Fund (Eff 1/28/10, closed to new purchases). (Eff
1/29/10, fund will be liquidated into Hartford Money Market HLS Fund).
BlackRock Global Growth V.I. Fund
BlackRock Large Cap Growth Fund
Columbia Asset Allocation Fund
Columbia High Yield Fund
Columbia Large Cap Value Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Mid Cap Growth Fund
Columbia Small Company Growth Fund
Evergreen VA Diversified Capital Builder Fund
Evergreen VA Fundamental Large Cap Fund
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Values Fund
Hartford Advisers HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Equity Income HLS Fund (Eff 3-18-10, this fund is closed to new money).
(Eff 3-19-10, fund will merge into Hartford Value HLS Fund).
Hartford Fundamental Growth Fund
Hartford Global Advisors HLS Fund (Eff 3-18-10, this fund is closed to new money). (Eff 3-19-10, fund will merge into Hartford Advisors HLS Fund).
Hartford Global Equity HLS Fund (Eff 3/1/2010, this fund will be renamed to
Hartford Global Research HLS Fund)
Hartford Global Growth HLS Fund
Hartford Global Health HLS Fund (closed to new deposits, eff. 8/16/2004)
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford High Yield HLS Fund

Hartford Index HLS Fund
Hartford International Growth HLS Fund
Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund
Hartford LargeCap Growth HLS Fund (eff 10-1-09, closed to new money). (eff
10-2-09, all assets in this fund will be merged into the HLS Fund).
Hartford MidCap HLS Fund
Hartford MidCap Growth HLS Fund (Eff 3-1-2010, this fund will be renamed
Hartford Small/Mid Cap Equity HLS Fund)
Hartford MidCap Value HLS Fund (closed to new deposits, eff. 08/16/2004)
Hartford Money Market HLS Fund
Hartford Mortgage Securities HLS Fund (ee. 9/29/2008, merged into the Hartford
U.S. Government Securities HLS Fund)
Hartford Small Company HLS Fund
Hartford Small-Cap Growth HLS Fund
Hertford Small Cap Value HLS Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford US Government Securities HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS Fund (Eff 3-18-10, this fund will be closed to new money). (Eff 3-19-10, this fund will be merged into the Hartford Value HLS
Fund).

1

Schedule E
Hartford Life Insurance Company (HLIC) and Hartford Life Insurance and Annuity
Company (HLIAC)
Treaties Dated April 1, 1999 Munich Re TIDs: 2104 (HLIC) and T2105 (HLIAC)
Investment Funds
Effective Date: March 31, 2010

Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Marco 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgages Securities Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
Legg Mason Partners Variable All Cap Value Fund
Legg Mason Partners Variable Global High Yield Bond Portfolio (Eff 11-16-09,
this fund will be renamed to Legg Mason Western Asset Variable Global High Yield
Bond Portfolio).
Legg Mason Partners Variable Investors Fund (Eff 11-16-09, this fund will be renamed to Legg Mason Clearbridge Variable Investors Portfolio
Legg Mason Partners Variable Total Return Fund
Pioneer Fund VCT Portfolio
Pioneer Oak Ridge Large Cap Growth VCT Portfolio (eff 4-23-09, this fund will hard close. On 4-24-09, any money in this fund will be transferred via a mass exchange into the Hartford HLS Money Market Fund).
Pioneer Value VCT Portfolio
Prudential 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential Value Portfolio
SP William Blair International Growth Portfolio
UBS Series Trust -- U.S. Allocation Portfolio (Eff 4-23-09, this fund will hard close. On 4-24-09, any money in this fund will be transferred via a mass exchange into the Hartford HLS Money Market Fund).
Victory Diversified Stock Fund
Wells Fargo Advantage VT Asset Allocation Fund
Wells Fargo Advantage VT C&B Large Cap Value Fund
Wells Fargo Advantage VT Discovery Fund
Wells Fargo Advantage VT Equity Income Fund
Wells Fargo Advantage VT International Core Fund
Welts Fargo Advantage VT Large Company Core Fund
Wells Fargo Advantage VT Large Company Growth Fund
Wells Fargo Advantage VT Money Market Fund
Wells Fargo Advantage VT Multi Cap Value Fund
Walls Fargo Advantage VT Opportunity Fund
Wells Fargo Advantage VT Small Cap Growth Fund
Wells Fargo Advantage VT Total Return Bond Fund

2

Schedule E
Hartford Life Insurance Company (HLIC) and Hartford Life Insurance and Annuity
Company (HLIAC)
Treaties Dated April 1, 1999 Munich Re TIDs: 2104 (HLIC) and T2105 (HLIAC)
Investment Funds
Effective Date: March 31, 2010

Hartford Leaders Variable Annuity Series

AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Demographics Trends Fund
AIM V.I. Government Securities Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Small Cap Equity Fund
American Funds Assets Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Global Bond Fund
American Funds Global Growth and Income Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
BlackRock Global Growth V.I. Fund
BlackRock Large Cap Growth Fund
Franklin Flex Cap Growth Securities Fund
Franklin Global Real Estate Securities Fund (closed to new deposits eff.
5/1/2002)
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small Cap Value Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Funds
Hartford Money Market HLS Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Marco 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgages Securities Fund
Huntington VA New Economy Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
MFS Core Equity Series (eff. 3/10/2008, closed to new deposits)
MFS Growth Series
MFS Global Equity Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series

MFS Mid-Cap Growth Series
MFS New Discovery Series
MFS Research Bond Series
MFS Research International Series
MFS Research Series
MFS Total Return Series
MFS Value Series
Mutual Discovery Securities Fund
Mutual Shares Securities Fund
Prudential 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential Value Portfolio
SP William Blair international Growth Portfolio
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Global Asset Allocation Fund (closed to new deposits. eff, 1/24/2003)
Templeton Growth Securities Fund

3

Schedule E
Hartford Life Insurance Company (HLIC) and Hartford Life Insurance and Annuity
Company (HLIAC)
Treaties Dated April 1, 1999 Munich Re TIDs: 2104 (HLIC) and T2105 (HLIAC)
Investment Funds
Effective Date: March 31, 2010

Morgan Stanley Variable Annuity Series

Hartford Select Leaders Variable Annuity added as of July 24, 2000
American Funds Global Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
Franklin Small Cap Value Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Funds
MFS Core Equity Series (eff. 3/10/2008, closed to new deposits)
MFS Growth Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Total Return Series
Morgan Stanley Balanced Portfolio
Morgan Stanley Capital Opportunities Portfolio
Morgan Stanley Mid Cap Growth
Morgan Stanley Dividend Growth Portfolio
Morgan Stanley Equally Weighted S&P 500 Portfolio
Morgan Stanley Flexible Income Portfolio
Morgan Stanley Focus Growth Portfolio
Morgan Stanley Global Equity (Eff 4-23-09, the Morgan Stanley Global Equity
Portfolio will hard close. Eff 4-24-09, any money will be transferred mass exchange into the Hartford HLS Money Market Fund or the Morgan Stanley Money
Market Portfolio).
Morgan Stanley Capital Growth
Morgan Stanley Money Market Portfolio
Morgan Stanley Global Infrastructure Portfolio Eff 11-10-08. (Formerly Morgan
Stanley Utilities Portfolio).
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
UIF Core Plus Fixed Income Portfolio
UIF Emerging Markets Debt Portfolio
UIF Emerging Markets Equity Portfolio
UIF Equity and Income Portfolio
UIF Global Franchise Portfolio
UIF High Yield Portfolio
UIF Small Company Growth Portfolio
UIF U.S. MidCap Value Portfolio
Van Kampen LIT Mid Cap Growth Portfolio
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Enterprise Portfolio (Eff 4-23-09, this fund will hard close. On
4-24-09, any money in this fund will be transferred via a mass exchange into the
Morgan Stanley Money Market Portfolio).
Van Kampen LIT Growth and Income Portfolio
Van Kampen LIT Capital Growth Portfolio

4

Schedule E
Hartford Life Insurance Company (HLIC) and Hartford Life Insurance and Annuity
Company (HLIAC)
Treaties Dated April 1, 1999 Munich Re TIDs: 2104 (HLIC) and T2105 (HLIAC)
Investment Funds
Effective Date: March 31, 2010

Select Dimensions Variable Annuity -- replaced by Select Leaders 7/24/00
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
Franklin Small Cap value Fund
Franklin Small-Mid Cap Growth Fund
Franklin Strategic Income Securities Funds
MFS Core Equity Series (eff. 3/10/2008, closed to new deposits)
MFS Growth Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Total Return Series
Morgan Stanley Balanced Portfolio
Morgan Stanley Capital Opportunities Portfolio
Morgan Stanley Mid Cap Growth
Morgan Stanley Dividend Growth Portfolio
Morgan Stanley Equally Weighted S&P 500 Portfolio
Morgan Stanley Flexible Income Portfolio
Morgan Stanley Focus Growth Portfolio
Morgan Stanley Global Equity (Eff 4-23-09, the Morgan Stanley Global Equity
Portfolio will hard close. Eff 4-24-09, any money will be transferred mass exchange into the Hartford HLS Money Market Fund or the Morgan Stanley Money
Market Portfolio).
Morgan Stanley Capital Growth
Morgan Stanley Money Market Portfolio
Morgan Stanley Global Infrastructure Portfolio Eff 11-10-08, (Formerly Morgan
Stanley Utilities Portfolio).
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
UIF Core Plus Fixed Income Portfolio
UIF Emerging Markets Debt Portfolio
UIF Emerging Markets Equity Portfolio
UIF High Yield Portfolio
UIF U.S. MidCap Value Portfolio
Van Kampen LIT Enterprise Portfolio (Eff 4-23-09, this fund will hard close. On
4-24-09, any money in this fund will be transferred via a mass exchange into the
Morgan Stanley Money Market Portfolio).
Van Kampen LIT Growth and Income Portfolio

5

Schedule E
Hartford Life Insurance Company (HLIC) and Hartford Life Insurance and Annuity
Company (HLIAC)
Treaties Dated April 1, 1999 Munich Re TIDs: 2104 (HLIC) and T2105 (HLIAC)
Investment Funds
Effective Date: March 31, 2010

Putnam Hartford Capital Manager Variable Annuity Series

JP Morgan Insurance Trust Mid Cap Value Portfolio 1
JP Morgan Insurance Trust Core Bond Portfolio 1
JP Morgan Insurance Trust Diversified Equity Portfolio 1 (eff 5-1-09, this fund will be renamed to JP Morgan Insurance Trust U.S. Equity Portfolio).
JP Morgan Insurance Trust Intrepid Growth Portfolio
JP Morgan Insurance Trust Intrepid Mid Cap Portfolio 1
Legg Mason Partners Variable All Cap Value Fund
Legg Mason Partners Variable Global High Yield Bond Portfolio (Eff 11-16.09,
this fund will be renamed to Legg Mason Western Asset Variable Global High Yield
Bond Portfolio).
Legg Mason Partners Variable Investors Fund (Eff 11-16-09, this fund will be renamed to Legg Mason Clearbridge Variable Investors Portfolio
Legg Mason Partners Variable Total Return Fund
Putnam VT American Government Income Fund
Putnam VT Capital Appreciation Fund (eff 2-13-09 -- All assets in the Putnam
Capital Appreciation Fund will be merged into the Putnam Investors Fund.)
Putnam VT Capital Opportunities Fund
Putnam VT Discovery Growth Fund (eff 2-13-09 -- All assets In the Putnam
Discovery Growth Fund will be merged into the Putnam New Opportunities
Putnam VT Diversified Income Fund
Putnam VT Equity Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Equity Fund
Putnam VT Growth and income (Eff 11-16-09, fund will be reopened in Director M and Dir M proprietary products
Putnam VT Growth Opportunities Fund
Putnam VT Health Sciences Fund (eff 2-15-09 -- The Putnam VT Health Sciences
Fund Class 1A/1B will be renamed to the Putnam VT Global Health Care Fund Class
IA/IB).
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund (Eff 02-1-10 fund will be renamed
Putnam VT International Value Fund).
Putnam VT International New Opportunities Fund (Eff 02-1-10 fund will be renamed
Putnam VT International Growth Fund).
Putnam VT Investors Fund
Putnam VT Mid Cap Value Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund (eff 2-13-09 -- All assets in the Putnam New Value Fund will be merged into the Putnam Equity Income Fund.)
Putnam VT OTC & Emerging Growth Fund (eff 2-13-09, All assets in the Putnam OTC
& emerging Growth Fund will be merged into the Putnam Vista
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Utilities Growth and Income Fund (eff 2-15-09, The Putnam VT Utilities
Growth and Income Fund class 1A/1B will be renamed to the Putnam VT Global
Utilities Fund Class 1A/1B).

Putnam VT Vista Fund
Putnam VT Voyager (Eff 11-16-09, fund will be reopened in Director M and Dir M proprietary products.

6

AMENDMENT #4
EFFECTIVE JUNE 30, 2010

to the

GUARANTEED MINIMUM DEATH BENEFIT REINSURANCE AGREEMENT
(the "Agreement")

Between

HARTFORD LIFE & ANNUITY INSURANCE COMPANY
SIMSBURY, CONNECTICUT
(the "Ceding Company")

and

MUNICH AMERICAN REASSURANCE COMPANY
ATLANTA, GEORGIA
("MARC")

Agreement Effective Date April 1, 1999

Treaty ID: 2105

The Agreement shall be amended as follows:

Schedule E is hereby replaced in its entirety with the attached Schedule E to reflect the fund offerings as of June 30, 2010.

All other provisions of the Agreement not in conflict with the terms and conditions of this amendment shall continue to apply.

This amendment will be attached to and form a part of the Agreement.

TREATY NO. 2105
AMENDMENT NO. 4

1

In witness whereof, Hartford Life & Annuity Insurance Company and Munich
American Reassurance Company have, by their respective officers executed and delivered this amendment in duplicate.

HARTFORD LIFE & ANNUITY INSURANCE
COMPANY

By /s/ [ILLEGIBLE]
------------------------------
Title:
Attest Date
------------------------------

MUNICH AMERICAN REASSURANCE COMPANY

By /s/ [ILLEGIBLE]
------------------------------
Title:
Attest /s/ [ILLEGIBLE] Date
------------------------------

TREATY NO. 2105
AMENDMENT NO. 4

2

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY (HLIC) AND HARTFORD LIFE INSURANCE AND ANNUITY
COMPANY (HLIAC)
TREATIES DATED APRIL 1, 1999 MUNICH RE TIDS: 2104 (HLIC) AND 2105 (HLIAC)
INVESTMENT FUNDS
EFFECTIVE: JUNE 30, 2010

[ILLEGIBLE]

1

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY (HLIC) AND HARTFORD LIFE INSURANCE AND ANNUITY
COMPANY (HLIAC)
TREATIES DATED APRIL 1, 1999 MUNICH RE TIDS: 2104 (HLIC) AND 2105 (HLIAC)
INVESTMENT FUNDS
EFFECTIVE: JUNE 30, 2010

[ILLEGIBLE]

2

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY (HLIC) AND HARTFORD LIFE INSURANCE AND ANNUITY
COMPANY (HLIAC)
TREATIES DATED APRIL 1, 1999 MUNICH RE TIDS: 2104 (HLIC) AND 2105 (HLIAC)
INVESTMENT FUNDS
EFFECTIVE: JUNE 30, 2010

[ILLEGIBLE]

3

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY (HLIC) AND HARTFORD LIFE INSURANCE AND ANNUITY
COMPANY (HLIAC)
TREATIES DATED APRIL 1, 1999 MUNICH RE TIDS: 2104 (HLIC) AND 2105 (HLIAC)
INVESTMENT FUNDS
EFFECTIVE: JUNE 30, 2010

[ILLEGIBLE]

4

SCHEDULE E
HARTFORD LIFE INSURANCE COMPANY (HLIC) AND HARTFORD LIFE INSURANCE AND ANNUITY
COMPANY (HLIAC)
TREATIES DATED APRIL 1, 1999 MUNICH RE TIDS: 2104 (HLIC) AND 2105 (HLIAC)
INVESTMENT FUNDS
EFFECTIVE: JUNE 30, 2010

[ILLEGIBLE]

5

Amendment #5
Effective June 1, 2010

to the

Guaranteed Minimum Death Benefit Reinsurance Agreement
Effective April 1, 1999
(the "Agreement")

between

Hartford Life and Annuity Insurance Company
(the "Ceding Company")

and

Munich American Reassurance Company
("MARC")

WHEREAS MARC reinsures certain Guaranteed Minimum Death Benefits on policies written by the Ceding Company; and

WHEREAS the Agreement requires that any changes or modifications to the
Agreement be made by amendment; and

WHEREAS eligible investment funds are listed in Schedule E of the Agreement; and

WHEREAS eligible investment funds change regularly throughout the year; and

WHEREAS the Ceding Company and MARC (collectively, the "Parties") agree that it is administratively impracticable to revise the Agreement to reflect changes to
Schedule E for all fund changes as they occur; and

WHEREAS the Parties wish to amend Article XVIII of the Agreement to provide for quarterly amendments to revise Schedule E to reflect the current eligible funds as of the last day of each quarter.

NOW, THEREFORE for good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1. The above recitals are true and accurate and are incorporated herein.

2. Article XVIII is deleted in its entirety and replaced with the attached Article XVIII.

Guaranteed Minimum Death Benefit Reinsurance Agreement -- Effective 4/1/1999
Between Hartford Life & Annuity Insurance Company & Munich American Reassurance
Company
Amendment #5 -- Effective 6/1/2010

3. Except as herein amended, all other terms and conditions of the
Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Parties have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By: /s/ [ILLEGIBLE] Attest: /s/ [ILLEGIBLE]
------------------------------ ------------------------------
Name: [ILLEGIBLE] Name: [ILLEGIBLE]
Title: [ILLEGIBLE] Title: [ILLEGIBLE]
Date: [ILLEGIBLE] Date: [ILLEGIBLE]

MUNICH AMERICAN REASSURANCE COMPANY

By: /s/ [ILLEGIBLE] Attest: /s/ [ILLEGIBLE]
------------------------------ ------------------------------
Name: [ILLEGIBLE] Name: [ILLEGIBLE]
Title: [ILLEGIBLE] Title: [ILLEGIBLE]
Date: [ILLEGIBLE] Date: 9/17/10

Guaranteed Minimum Death Benefit Reinsurance Agreement -- Effective 4/1/1999
Between Hartford Life & Annuity Insurance Company & Munich American Reassurance
Company
Amendment #5 -- Effective 6/1/2010

ARTICLE XVIII
ENTIRE CONTRACT

1. This agreement will constitute the entire agreement between the parties with respect to the business being reinsured thereunder and there are no understandings between the parties other than in this agreement.

2. Any changes or modifications to this agreement will be null and void unless made by amendment and signed by both parties.

3. Notwithstanding the foregoing, any changes or modifications to Schedule E shall be made as of the last day of each quarter. For the purposes of this provision, the last day of each quarter shall mean March 31, June 30, September
30 and December 31

Guaranteed Minimum Death Benefit Reinsurance Agreement -- Effective 4/1/1999
Between Hartford Life & Annuity Insurance Company & Munich American Reassurance
Company
Amendment #5 -- Effective 6/1/2010